UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 6, 2006

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

      Nevada                     000-21430                 88-0296885
  (State or other              (Commission              (IRS Employer
  jurisdiction of               File Number)             Identification No.)
  incorporation)


  2901 Las Vegas Boulevard
  Las Vegas, Nevada                                                 89109
  (Address of principal executive offices)                        (Zip code)

       Registrant's telephone number, including area code (702) 794-9527

   -------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         On September 6, 2006, Riviera Holdings Corporation ("Riviera") announced through a press release that Riviera's board of directors has terminated its consideration of the takeover proposal by International Gaming & Entertainment, LLC, which Riviera had announced on August 8, 2006. A copy of that press release is furnished as Exhibit 99 hereto. The information in this
Item 7.01 and in Exhibit 99 hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as and when expressly set forth by such specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable. (b) Not applicable. (c) Not applicable. (d) Exhibits:

Exhibit 99 Riviera Holdings Corporation press release dated September 6, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Date: September 6, 2006      RIVIERA HOLDINGS CORPORATION

                                          By: /s/ Mark Lefever
                                          Mark Lefever
                                          Treasurer and Chief Financial Officer

EXHIBIT 99

                          Riviera Holdings Corporation
                         2901 Las Vegas Boulevard South
                               Las Vegas NV 89109
                       Investor Relations: (800) 362-1460
                               TRADED: AMEX - RIV
                              www.rivierahotel.com



FOR FURTHER INFORMATION:

AT THE COMPANY:                                 INVESTOR RELATIONS
CONTACT:                                        CONTACT:
Mark Lefever, Treasurer and CFO                 Betsy Truax, Skorpus Consulting
(702) 794-9527 Voice                            (208) 241-3704 Voice
(702) 794-9442 Fax                              (208) 232-5317 Fax
Email:  mlefever@theriviera.com                 Email:   BetsyT@cableone.net

FOR IMMEDIATE RELEASE:

RIVIERA  HOLDINGS  CORPORATION  ANNOUNCES  TERMINATION  OF ITS  CONSIDERATION
    OF  INTERNATIONAL  GAMING &  ENTERTAINMENT'S TAKEOVER PROPOSAL

LAS VEGAS, NEVADA, September 6, 2006 - Riviera Holdings Corporation (AMEX:RIV) today announced that its board of directors has unanimously decided to terminate its consideration of the takeover proposal from International Gaming & Entertainment, LLC ("IGE"), which Riviera had announced on August 8, 2006. After that announcement, Riviera made a number of requests for further information from IGE's representatives in order for Riviera's board of directors to evaluate IGE's proposal, which called for the acquisition of all of Riviera's outstanding stock for $20 per share. The information requests pertained to, among other things, IGE's equity investors, assurance of obtaining financing, and plans for obtaining the necessary approvals to consummate the acquisition. IGE, however, either did not respond to Riviera's requests or responded without providing adequate information. This ultimately led Riviera's board to conclude that IGE had not demonstrated its ability to complete the acquisition as proposed and, therefore, the proposal did not warrant further consideration.

About Riviera Holdings Corporation

Riviera Holdings Corporation owns and operates the Riviera Hotel and Casino on the Las Vegas Strip and the Riviera Black Hawk Casino in Black Hawk, Colorado. Riviera's stock is listed on the American Stock Exchange under the symbol RIV.